Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of November 5, 2010, by and among China SHESAYS Medical Cosmetology Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation S promulgated thereunder (“Regulation S”), the Company desires to issue and sell to each Purchaser, and each Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement (the “Offering”); and

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE 1
DEFINITIONS

1.1	Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Accredited Investor” means an “accredited investor” as defined in Rule 501(a) of Regulation D.

“Affiliate” means a Person that, directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Purchase Price” shall have the meaning ascribed to such term in Section 2.1.

“Agreement” shall have the meaning ascribed to such term in the preamble.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” shall have the meaning ascribed to such term in Section 2.1.

“Closing Date” means the date on which the Closing occurs.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” shall have the meaning ascribed to such term in Section 2.1.

ARTICLE 2
PURCHASE AND SALE

2.1

Closing. Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers agree to purchase the number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) set forth opposite each Purchaser’s name on the Purchaser signature page attached hereto at a price of $ 2 per share, for up to an aggregate of 600,000 shares of Common Stock with an aggregate Purchase Price of up to $1,200,000 (the “Aggregate Purchase Price”). The shares of Common Stock being offered and sold pursuant to this Agreement are sometimes referred to as the “Securities”. The closing shall take place within five business days upon the signing of this Agreement, or this Agreement will automatically expire unless agreed otherwise by both the Company and the Purchasers (the “Closing”).

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1

Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to the Purchaser as follows:

(a)     Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. The Agreement to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)     Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Agreement.

(c)     SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”).

3.2	Representations and Warranties of the Purchasers. The Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)     Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, if applicable, with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Agreement to which it is a party and performance by such purchaser of the transactions contemplated by the Agreement to which it is a party have been duly authorized by all necessary action on the part of such Purchaser. The Agreement to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the legal, valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)     No Conflicts. The execution, delivery and performance of this Agreement to which such Purchaser is a party and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser’s charter documents, bylaws, operating agreement, partnership agreement or other organizational documents, if applicable, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Securities in accordance with the terms hereof, provided, that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(c)      Investment Representation. Such Purchaser is purchasing the Securities for its own account for investment and not for the benefit of any other person and not with a view to distribute or sell in violation of the Securities Act or any state securities laws or rules and regulations promulgated thereunder. Such Purchaser has been advised and understands that the Securities have not been registered under the Securities Act or under applicable state securities laws and that the Securities are being offered and sold to a limited number of Accredited Investors and/or “foreign persons” under Regulation S in transactions not requiring registration under the Securities Act or applicable state securities laws; accordingly, the Securities are “restricted securities” within the meaning of Rule 144 and, except as otherwise provided herein, may not be offered, sold or otherwise transferred without prior registration under the Securities Act and applicable state securities laws, unless an exemption from such registration requirements is available, and it agrees that if it decides to offer, sell or otherwise transfer any of the Securities absent such registration, it will not offer, sell or otherwise transfer any of the Securities, directly or indirectly except (i) pursuant to an effective registration statement under the Securities Act or (ii) in a transaction that is exempt from registration under the Securities Act and any applicable state securities laws; and in the case of subparagraph (ii), it has furnished to the Company an opinion of counsel of recognized standing reasonably satisfactory to the Company to such effect.

(d)     Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, an Accredited Investor and/or a “foreign person” under Regulation S and, to the extent applicable, has initialed the category of Accredited Investor applicable to the Purchaser or certified that it is a “foreign person” on the Purchaser signature page attached hereto. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act, and is not affiliated with any broker-dealer registered under Section 15 of the Exchange Act.

(e)     Experience of The Purchaser. The Purchaser, either alone or together with its representatives (who satisfy all of the affiliation, financial experience, acknowledgment and disclosure conditions set forth under Rule 501(h) of Regulation D), has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Each Purchaser acknowledges and agrees that it has read and understands the Risk Factors set forth in the Company's existing Form 10-K filed with the Commission on April 13, 2010.

(f) Suitability of Investment. The Purchaser has carefully considered and has, to the extent the Purchaser believed such discussion necessary, discussed with its professional legal, tax and financial advisers the suitability of an investment in the Company for the Purchaser’s particular tax and financial situation and has determined that the Securities will be a suitable investment for the Purchaser.

(g) Liquidity of Each Purchaser. The Purchaser has no need for liquidity with respect to the Purchaser’s investment in the Securities to satisfy any existing or contemplated need, undertaking or indebtedness. The Purchaser is able to bear the economic risk of the Purchaser’s investment in the Company and purchase of the Securities for an indefinite period, including the risk of losing all of its investment.

(h)    General Solicitation. The Purchaser is not purchasing the Securities as a result of any “general solicitation” or “general advertising” as those terms are used in Regulation D, including but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or the Internet or broadcast over television, radio or the Internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(i)     Company Information. The Company has made available to the Purchaser all documents and information relating to an investment in the Company as each Purchaser has requested, and the Purchaser has had the opportunity to ask questions of, and receive answers from, the Company relating to its purchase of the Securities.

(j)     No Government Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits thereof.

(k)     Reliance by the Company. The Purchaser has conducted its own due diligence in making a decision to purchase the Securities. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representations or other information (whether oral or written) from the Company or any other person or entity acting as an agent for the Company in connection with the Offering other than the representations of the Company provided in Section 3.1 or disclosed in the Company's SEC Reports. With respect to tax and other economic considerations involved in this investment, the Purchaser has not relied on the Company or any other person or entity acting as an agent for the Company in connection with the Offering.

(l)     Broker and Finders. Except as set forth on Schedule 3.2(l) attached hereto, no Purchaser has engaged any broker or finder or incurred any liability for any brokerage fees, commissions, finders’ fees or similar fees in connection with the transactions contemplated by this Agreement. No investment banking, financial advisory or similar fees have been incurred or are or will be payable by any Purchaser in connection with this Agreement or the transactions contemplated hereby.

(m)    Correctness of Representations and Information. The Purchaser represents that the representations and warranties of this Section 3.2 and the information provided by the Purchaser on the signature page hereof are true and correct as of the date hereof and, unless the Purchaser otherwise notifies the Company in writing prior to the Closing Date, shall be true and correct as of the Closing Date.

ARTICLE 4
OTHER AGREEMENTS OF THE PARTIES

4.1	Transfer Restrictions.

(a)   The Securities may only be disposed of in compliance with state and federal securities laws. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement. The Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

(b)     The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF (B) ABOVE, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO____________________________. THAT SUCH REGISTRATION IS NOT REQUIRED HAS BEEN DELIVERED. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)     Each Purchaser agrees that such Purchaser will only sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2

Furnishing of Information. Until such time that the Purchaser does not own any Securities, the Company covenants to maintain the registration of the Securities under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

4.3	Registration Rights.

(a) “Mandatory Registration”

(i) Within 60 days following the final Closing Date of this Offering (the “Required Filing Date”), the Company shall file a Registration Statement on Form S-1 (or any similar or successor forms promulgated by the Commission) to register the Securities (the “Registrable Securities”) (the actual date of such filing, the “Filing Date”), and use its best efforts to cause the Registration Statement to be declared effective.

(ii) The Company will pay all expenses associated with the registration, including, without limitation, filing and printing fees, and the Company’s counsel and accounting fees and expenses, costs, if any, associated with clearing the Registrable Securities for sale under applicable state securities laws.

(iii) The Company shall have the right to delay, including, without limitation, by delaying the filing or effectiveness of the Registration Statement, the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the reasonable opinion of the Company in the best interest of the Company and, as applicable, suspend sales of Registrable Securities under an effective registration statement or suspend trading of its securities on any exchange.

(iv) If the Registration Statement is not filed on or before the Required Filing Date, then the Company shall pay liquidated damages to the Purchasers. Such damages shall be paid in cash in an amount equal to 1.0% of the amount subscribed for by the Purchasers per month (or part thereof) after the Required Filing Date, to be paid on the first business day after the Required Filing Date and on each monthly anniversary of said date until the Registration Statement is filed (the “Filing Penalty”). Notwithstanding the foregoing, the Company shall not be liable to any Purchaser under this Section 4.3(a)(iv) for any events or delays occurring as a consequence of the acts or omissions of such Purchaser contrary to the obligations undertaken by the Purchasers in this Agreement.

(b)     Purchaser Information. Each Purchaser shall (A) furnish to the Company such information regarding itself, the Registrable Securities, other securities of the Company held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably requested by the Company to effect and maintain the effectiveness of the Registration Statement, (B) execute such documents in connection with the Registration Statement as the Company may reasonably request, and (C) immediately discontinue disposition of Registrable Securities pursuant to any registration statement upon notice from the Company of (x) the issuance of any stop order or other suspension of effectiveness of the Registration Statement by the Commission, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction by the applicable regulatory authorities or (y) the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (z) the failure of the prospectus included in the Registration Statement, as then in effect, to comply with the requirements of the Securities Act until the Purchaser’s receipt of a supplemented or amended prospectus or receipt of notice that no supplement or amendment is required.

(c)     Indemnification and Contribution.

(i) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to this Section 4.3, each Purchaser will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement, and each director of the Company, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such Purchaser will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Purchaser, as such, furnished in writing to the Company by such Purchaser specifically for use in the Registration Statement or prospectus, and provided, further, however, that the liability of such Purchaser hereunder shall be limited to the net proceeds actually received by such Purchaser from the sale of Registrable Securities covered by the Registration Statement.

(ii) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 4.3(c)(ii) and shall only relieve it from any liability which it may have to such indemnified party under this Section 4.3(c)(ii), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4.3(c)(ii) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

4.4	Make-good Provision.

(a)     In the event that the U.S. GAAP consolidated financial statements of the Company reflect less than $6,400,000 of After-Tax Net Income (“ATNI”) for the fiscal year ending December 31, 2011, an Affiliate of the Company (the “Make-good Pledgor”) agrees to transfer to the Purchasers on a pro rata basis, for no purchase price, 600,000 shares of the Company’s Common Stock owned by the Make-good Pledgor (the “2011 Make-good Shares”) pursuant to that certain Make Good Escrow Agreement dated as of even date herewith (the “Make Good Escrow Agreement”). In the event the U.S. GAAP consolidated financial statements of the Company reflect $6,400,000 or more of ATNI for the fiscal year ending December 31, 2011, no transfer of the 2011 Make-good Shares shall be requested by the Purchasers and such 2011 Make-good Shares shall be returned to the Make-good Pledgor.

(b)     Pursuant to the Make Good Escrow Agreement, the Make-good Pledgor agrees to place 600,000 shares of the Company’s Common Stock, the total of the 2011 Make-good Shares, in an escrow account to be held by an agreed upon escrow agent upon the Closing.

4.5

Put Option. If the Company’s ATNI for the fiscal year ending December 31, 2011 is less than its ATNI for the fiscal year ending December 31, 2010 or if any governmental agency in the PRC China challenges or otherwise takes any action that adversely affects the Company’s share listing on NASDAQ Main Board and the Company cannot undo such governmental action or otherwise addresses the material adverse effect to the reasonable satisfaction of the Purchasers, the Company shall promptly pay to the Purchasers, as liquidated damages, an amount equal to that Purchaser’s purchase price with compound annual interest at a rate of 8% thereon. The Company shall make such payment no later than 20 business days after filing its annual report on Form 10-K or such other public filing that discloses the material adverse effect described in this Section 4.5.

4.6	Public Disclosure. The Company agrees to file a Form 8-K and issue a press release announcing the signing and closing of the transaction on the trading day immediately following the closing date of the sale of the Securities, including certain make-good provisions such as the ATNI figure for the fiscal year ended December 31, 2011, in such announcements.

4.7

Anti-Dilution. If, for a period of three years after the Closing, the Company issues any shares of Common Stock for less than $2.00 per share or for no consideration (the “Additional Shares”), then the per share price hereunder shall be reduced to the lowest price per share at which the Additional Shares are issued, granted or sold.

ARTICLE 5
MISCELLANEOUS

5.1	Termination. This Agreement may be terminated: (i) upon the mutual agreement of the Company and the Required Holders.

5.2

Entire Agreement. This Agreement and the Make Good Escrow Agreement, together with any exhibits and schedules, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3

Incorporation of Exhibits and Schedules. All schedules and exhibits hereto which are referred to herein are hereby made a part hereof and incorporated herein by such reference. Each schedule to this Agreement shall be deemed to include and incorporate all disclosures made on the other schedules to this Agreement. The specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Schedules is not intended to imply that such amounts (or higher or lower amounts) are or are not material, and no party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the schedules in any dispute or controversy between the parties as to whether any obligation, item, or matter not described herein or included in a Schedule is or is not material for purposes of this Agreement. The Company may from time to time notify the Purchasers of any changes or additions to any of the Company’s Schedules to this Agreement as a result of unforeseen events or circumstances arising after the date of this Agreement, and the Purchasers may from time to time notify the Company of any changes or additions to any of the Purchaser’s Schedules to this Agreement as a result of unforeseen events or circumstances arising after the date of this Agreement, by the delivery of amendments or supplements thereto.

5.4

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (eastern standard time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (eastern standard time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The Placement Agent shall be entitled to receive all notices related to this Agreement and the Offering. The address for such notices and communications shall be as set forth on the signature pages attached hereto other than for the Placement Agent, which address is 440 S. LaSalle St., Suite 2201, Chicago, Illinois 60605, Attn: Ben Thistlethwaite, Facsimile: (312) 566-0750.

5.5	Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Required Holders or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6	Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities or its rights to acquire the Securities, including, but not limited to the registration rights set forth in Section 4.18, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to the Purchasers.

5.8	Governing Law; Venue; Waiver Of Jury Trail. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, NEW YORK FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS RELATED HERETO), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

5.9	Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.10	Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.11	Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.12	Construction. Whenever required by the context of this Agreement, the singular shall include the plural and the plural shall include the singular. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Agreement to which they are a party and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Agreement to which they are a party or any amendments hereto.

5.13	WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY NAME	Address for Notice:
China SHESAYS Medical Cosmetology Inc.	Sichuan SHESAYS Cosmetology Hospital Co., Ltd
New No. 83, Xinnan Road, Wuhou District
Chengdu City, Sichuan Province, P.R. China, 610041
By: /s/ Yixiang Zhang
Name: Yixiang Zhang	Fax No. 86-028-8545-1762
Title: Chief Executive Officer

With a copy to (which shall not constitute notice):

Howard Jiang, Esq.
Troutman Sanders LLP
The Chrysler Building
405 Lexington Avenue
New York, New York 10174

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASERS FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser (for joint Purchasers, name all parties):  _______________________________
(Exact name as it should appear in the records of the Company and any registration statement in which Purchaser is named “selling stockholder”)
Signature of Authorized Signatory of Purchaser: _______________________________
Name and Title of Authorized Signatory: _______________________________
Title of Authorized Signatory: _______________________________
Email Address of Authorized Signatory: _______________________________
Fax Number of Authorized Signatory: _______________________________
Address for Notice of Purchaser:_______________________________

Purchase Price ($2.00 per share):_______________________________
Common Stock Shares: _______________________________

Social Security or Tax ID Number (or foreign equivalent):
(Purchaser may alternatively provide a copy of a validly issued identification card or passport of the Authorized Signatory)

ID number of Authorized Signatory:

Please also complete the following:

Purchaser is a broker-dealer registered under Section 15 of the Exchange Act:
Yes ___ No ___
Purchaser is an affiliate of a broker-dealer: Yes ___ No ___

If the answer is yes, please explain the nature of any such relationship:

Please describe any material relationship with the Company or any of its officers within the past three years:

Please describe all other securities of the Company that Purchaser beneficially owns:

Please describe any arrangements made or known relating to the distribution of any shares of the Company’s common stock under any registration statement, including the amount of such arrangements:

If Purchaser is an entity, please list all natural persons with the power to vote or dispose of the Securities being purchased:

The Purchaser hereby represents and warrants that the Purchaser is not a U.S. person for Regulation S purposes and that it is not acquiring the Securities for a U.S. person.

Yes ___ No ___

The Purchaser hereby represents and warrants that the Purchaser is an Accredited Investor as a result of satisfying the requirements of the paragraphs below to which the Subscriber has indicated.

(1)	___	any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;
(2)	___	any broker or dealer registered pursuant to Section 15 of the Exchange Act;
(3)	___	any insurance company as defined in Section 2(a)(13) of the Securities Act;
(4)	___	any investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act;
(5)	___	any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
(6)	___	any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
(7)	___	any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

(8)	___	any private business development company as defined in Section 202(a)(22) of the Investments Advisers Act of 1940;
(9)	___	any organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;
(10)	___	a director or executive officer of the issuer of the securities being offered or sold;
(11)	___	a natural person that has a net worth (or joint net worth together with his or her spouse) in excess of $1,000,000;
(12)	___	a natural person that had annual gross income during the last two full calendar years in excess of $200,000 (or together with his or her spouse in excess of $300,000 in each of those years) and reasonably expects to have annual gross income in excess of $200,000 (or together with his or her spouse in excess of $300,000) during the current calendar year;
(13)	___	any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person, as defined in Rule 506(b)(2)(ii) of the Securities Act; or
(14)	___	any entity in which all the equity owners are within one or more of the foregoing categories.

Terms used in this signature page have the meanings given them in the Agreement unless otherwise defined herein.

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]